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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                -------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



    Date of report (Date of earliest event reported): September 28, 2001
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                                SUNSOURCE INC.
                           -----------------------
               (Exact Name of Registrant Specified in Charter)


      Delaware                  1-13293             23-2874736
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   (State or Other         (Commission File      (I.R.S. Employer
   Jurisdiction of              Number)         Identification No.)
   Incorporation)


                     3000 One Logan Square
                Philadelphia, Pennsylvania               19103
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   (Address of Principal Executive Offices)           (Zip Code)




      Registrant's telephone number, including area code: (215) 282-1290
                                                          --------------



                 -------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)




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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

        On September 28, 2001, SunSource Inc. ("SunSource") completed the sale of substantially all of the assets of its SunSource Technology Services business (the "STS Business") to STS Operating, Inc., an entity formed by certain officers and managers of the STS Business, Allied Capital Corporation and Easton Hunt Capital Partners, L.P. for the purpose of acquiring the STS Business. STS Operating, Inc. purchased the assets of the STS Business from SunSource Technology Services, LLC, an indirect wholly-owned subsidiary of SunSource, pursuant to an Asset Purchase Agreement, dated September 28, 2001, by and between SunSource Technology Services, LLC and STS Operating, Inc. The purchase price aggregated approximately $25 million in cash and preferred stock, subject to post-closing adjustments, plus the assumption of certain liabilities.

        The STS Business was responsible for assembling, distributing, marketing and selling hydraulic, pneumatic, electronic, filtration and other related parts and equipment to industrial customers. STS Operating, Inc. will continue to operate the STS Business with its headquarters in the Chicago area under the leadership of Justin M. Jacobi, President and CEO.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Pro forma financial statements reflecting the disposition of substantially all of the assets of the STS Business have not been prepared but will be filed within 60 days pursuant to the instructions set forth in Item 7 of Form 8-K of the Securities Exchange Act of 1934.

           (c)    Exhibits.

          Exhibit Number                    Description of Document
          --------------                    -----------------------
               2.1                          Asset Purchase Agreement dated
                                            September 28, 2001, by and
                                            between SunSource Technology
                                            Services, LLC, and STS Operating,
                                            Inc.

               99.1                         Press Release dated September 28,
                                            2001.

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                                  SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SUNSOURCE INC.


                                          By     /s/ Joseph M. Corvino
                                            ---------------------------
                                               Joseph M. Corvino
                                               Senior Vice President and Chief
                                               Financial Officer



Dated: October 15 , 2001


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                                Exhibit Index


             Exhibit
             --------
               2.1 Asset Purchase Agreement dated September 28, 2001, by and between SunSource Technology
                                             Services, LLC, and STS Operating,
                                             Inc.


              99.1                           Press Release dated September 28,
                                             2001.